Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Combined Financial Statements As of and for the years ending June 30, 2022 and 2021 Contents Independent Auditor’s Report…………………………………………………………………………... 1 Combined Balance Sheets……………………………………………………………………………. 3 Combined Statements of Income………………………………………………………………………... 4 Combined Statements of Changes in Net Parent Investment……………………………………… 5 Combined Statements of Cash Flows…………………………………………………………………… 6 Notes to Combined Financial Statements……………………………………………………………….. 7

1 INDEPENDENT AUDITOR’S REPORT To the Board of Directors of Parker-Hannifin Corporation: Opinion We have audited the combined financial statements of the Aircraft Wheel & Brake Business (“Aircraft Wheel & Brake”), a carve-out business of Parker-Hannifin Corporation, which comprise the combined balance sheets as of June 30, 2022 and 2021, and the related combined statements of income, changes in net parent investment, and cash flows for the years then ended, and the related notes to the combined financial statements (collectively referred to as the “financial statements”). In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of Aircraft Wheel & Brake as of June 30, 2022 and 2021, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America. Basis for Opinion We conducted our audits in accordance with the auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Parker-Hannifin Corporation and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Other Matter The accompanying financial statements have been prepared from the separate records maintained by Aircraft Wheel & Brake and may not necessarily be indicative of the conditions that would have existed or the results of operations if Aircraft Wheel & Brake had been operated as an unaffiliated company. Portions of certain expenses represent allocations made from corporate office items applicable to Parker-Hannifin Corporation as a whole. Responsibilities of Management for the Financial Statements Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

2 In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Aircraft Wheel & Brake’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued. Auditor’s Responsibilities for the Audit of the Financial Statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement is resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgement made by a reasonable user based on the financial statements. In performing an audit in accordance with GAAS, we: • Exercise professional judgement and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. • Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Aircraft Wheel & Brake’s internal control. Accordingly, no such opinion is expressed. • Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements. • Conclude whether, in the auditor's judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Aircraft Wheel & Brake’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. September 9, 2022

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Combined Balance Sheets 3 As of June 30, (Dollars in thousands) 2022 2021 Assets Current Assets Trade accounts receivable, net $ 7,286 $ 7,002 Inventories 6,783 4,870 Other current assets 352 332 Contract assets 125 253 Total Current Assets 14,546 12,457 Plant and equipment, net 2,407 2,069 Long-term contract assets 1,221 1,181 Deferred income taxes 1,495 938 Goodwill 48,242 48,242 Total Assets $ 67,911 $ 64,887 Liabilities and Equity Current Liabilities Accounts payable, trade $ 4,357 $ 3,014 Accrued payrolls and other compensation 2,262 3,859 Other accrued liabilities 1,154 2,076 Total Current Liabilities 7,773 8,949 Long-term contract liabilities 161 24 Total Liabilities 7,934 8,973 Net parent investment 59,977 55,914 Total Liabilities and Net Parent Investment $ 67,911 $ 64,887 The accompanying notes are an integral part of the combined financial statements.

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Combined Statements of Income 4 For the years ended June 30, (Dollars in thousands) 2022 2021 Net sales $ 72,094 $ 66,274 Cost of sales 42,172 39,642 Selling, general and administrative expenses 2,940 2,491 Other expense (income), net 903 1,148 Income before income taxes 26,079 22,993 Income tax expense 5,259 4,604 Net income $ 20,820 $ 18,389 The accompanying notes are an integral part of the combined financial statements.

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Combined Statements of Changes in Net Parent Investment 5 Total Net Parent (Dollars in thousands) Investment Balance at June 30, 2020 $ 53,878 Net income 18,389 Net transfer to parent (16,353) Balance at June 30, 2021 $ 55,914 Net income 20,820 Net transfer to parent (16,757) Balance at June 30, 2022 $ 59,977 The accompanying notes are an integral part of the combined financial statements.

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Combined Statements of Cash Flows 6 For the years ended June 30, (Dollars in thousands) 2022 2021 Operating activities Net income $ 20,820 $ 18,389 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 434 490 Deferred income tax (557) (530) Changes in: Accounts receivable (284) (288) Inventories (1,913) 14 Contract assets 128 95 Other current and non-current assets (60) (370) Accounts payable 1,356 (1,372) Other current and non-current liabilities (2,382) 10 Net cash provided by operating activities $ 17,542 $ 16,438 Investing activities Purchases of plant and equipment (785) (85) Net cash used in investing activities $ (785) $ (85) Financing activities Net transfer to parent (16,757) (16,353) Net cash used in financing activities $ (16,757) $ (16,353) Net increase in cash and cash equivalents - - Cash and cash equivalents, beginning of year - - Cash and cash equivalents, end of year $ - $ - Non-cash items related to investing and financing activities Plant and equipment additions included in trade payables $ 47 $ 60 Share-based compensation included in net transfer to parent $ 103 $ 117 The accompanying notes are an integral part of the combined financial statements.

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Notes to the Combined Financial Statements 7 Note 1 - Basis of Presentation Description of Business The accompanying combined financial statements present the assets, liabilities, revenue and expenses of the Aircraft Wheel and Brake Business (“AWB” or the “the Business” or the “carve-out entity”), which represents a division of Parker-Hannifin Corporation (“Parker-Hannifin” or “the Parent”). On May 23, 2022, the Parent executed an Asset Purchase Agreement (“APA”) with an unrelated third party to divest the Business. The divestiture is expected to close in September 2022 and remains subject to customary closing conditions, including regulatory clearance. AWB utilizes proprietary technology and extensive material science know-how to deliver aircraft wheel and brakes and related components for the aviation, aerospace and defense markets. The Business is located in Cleveland, Ohio and is a provider of high-quality aircraft wheel and brake parts and related components, important for the manufacture of modern aircraft. Basis of Financial Statement Presentation The accompanying combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States “U.S. GAAP” and are presented on a standalone basis as if the operations of the Business had been conducted independently from Parker-Hannifin. These combined financial statements have been prepared solely to demonstrate its historical result of operations, financial position, and cash flows for the indicated period under Parker-Hannifin’s management. As the Business has not operated as a separate legal or standalone entity, and there is no direct ownership of the Business by any shareholder or legal entity of Parker-Hannifin other than at the consolidated level, a net parent investment is shown in lieu of shareholder equity in the Combined Balance Sheets of the Business to reflect the residual of the total assets and total liabilities derived in accordance with the carve-out principles reflecting the shareholder interest in the Business. This information is further reflected in the Combined Statements of Changes in Net Parent Investment to show the change in this balance within the period presented. Further, earnings per share data have not been presented in the combined financial statements of the Business as it does not operate as a separate legal entity with its own capital structure. AWB has historically operated as a part of Parker-Hannifin; consequently, stand-alone financial statements have not been historically prepared for the Business. The Combined Statements of Income include all revenues and costs directly attributable to the Business. In addition, certain shared corporate expenses related to the Business have been allocated from Parker- Hannifin. The Business receives services and support functions from Parker-Hannifin and is dependent upon the Parent’s ability to perform these services and functions. The costs associated with these services and support functions have been allocated to the Business using the most meaningful respective allocation methodologies, which were primarily based on proportionate sales, headcount, percentage of payroll, average assets from the two most recent years and other measures of the Business. These allocated costs primarily include, but are not limited to, corporate administrative expenses, employee related costs for shared corporate employees and usage fees of shared resources of the functional groups such as sales, finance, marketing, human resources and information technology. The assets and liabilities related to the Business are specifically identifiable and have been attributed to the Business’ combined financial statements based upon the assets and liabilities that are expected to be transferred pursuant to the APA. AWB believes the assumptions and allocations underlying the combined financial statements are reasonable and appropriate under the circumstances. The expenses and cost allocations have been determined on a

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Notes to the Combined Financial Statements 8 basis considered by Parker-Hannifin to be a reasonable reflection of the utilization of services provided to or the benefit received by the Business during the period presented relative to the total costs incurred by Parker-Hannifin. However, the amounts recorded for these transactions and allocations are not necessarily representative of the amount that would have been reflected in the combined financial statements had the Business been an entity that operated independently of Parker-Hannifin. Actual costs that would have been incurred if the Business had been a stand-alone business would depend on multiple factors, including organizational structure and strategic decision making made in various areas, such as information technology and infrastructure. Consequently, future results of operations of the Business will include costs and expenses that may be materially different from the historical results of operations, balance sheet, and cash flows. Accordingly, the combined financial statements included herein are not indicative of the future results of operations and financial position. Note 2 - Significant Accounting Policies Cash Management Cash management is centrally managed. Transfers of cash, both to and from Parker-Hannifin’s centralized cash management system are reflected as a component of Net Parent Investment in the Combined Balance Sheets and as a financing activity in the accompanying Combined Statements of Cash Flows. As a result, the Business does not have a cash balance reflected on the Combined Balance Sheets as of June 30, 2022 or June 30, 2021. Use of Estimates The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Our significant estimates are the allocation of corporate expenses and goodwill impairment. Actual results could differ from those estimates. Revenue Recognition Revenues are recognized when control of performance obligations, which are distinct goods or services within the contract, is transferred to the customer. Control is transferred when the customer has the ability to direct the use of and obtain the benefits from the goods or services. When revenue is recognized at a point in time, control generally transfers at time of shipment. Revenues are recognized over time if the customer simultaneously receives control as the Business performs work under a contract, if the customer controls the asset as it is being produced, or if the product produced for the customer has no alternative use and the Business has a contractual right to payment. For contracts where revenue is recognized over time, we use the cost-to-cost, efforts expended or units of delivery method depending on the nature of the contract, including length of production time. The estimation of these costs and efforts expended requires judgment on the part of management due to the duration of the contractual agreements as well as the technical nature of the products involved. We adjust these estimates on a consistent basis and establish a contract reserve when the estimated costs to complete a contract exceed the expected contract revenues. A contract’s transaction price is allocated to each distinct performance obligation. When there are multiple performance obligations within a contract, the transaction price is allocated to each performance obligation based on its standalone selling price. The primary method used to estimate a standalone selling price is the price observed in standalone sales to customers of the same product or service. Revenue is recognized when control of the individual performance obligations is transferred to the customer.

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Notes to the Combined Financial Statements 9 We consider the contractual consideration payable by the customer and assess variable consideration that may affect the total transaction price. Variable consideration primarily includes prompt pay discounts, rebates and volume discounts and is included in the estimated transaction price when there is a basis to reasonably estimate the amount, including whether the estimate should be constrained in order to avoid a significant reversal of revenue in a future period. These estimates are based on historical experience, anticipated performance under the terms of the contract and our best judgment at the time. Payment terms vary by customer and the geographic location of the customer. The time between when revenue is recognized and payment is due is not significant. Our contracts with customers generally do not include significant financing components or noncash consideration. Taxes collected from customers and remitted to governmental authorities are excluded from revenue. Shipping and handling costs are treated as fulfillment costs and are included in cost of sales. The costs to obtain a contract where the amortization period for the related asset is one year or less are expensed as incurred. There is generally no unilateral right to return products. The Business primarily offers an assurance-type standard warranty that the product will conform to certain specifications for a defined period of time or usage after delivery. This type of warranty does not represent a separate performance obligation. Impairment of Goodwill Goodwill is tested for impairment on an annual basis and between annual tests whenever events or circumstances indicate the carrying value of a reporting unit may exceed its fair value. As quoted market prices are not available, determining whether an impairment occurred requires the valuation of the reporting unit, which is estimated using both income-based and market-based valuation methods. The income-based valuation method utilizes a discounted cash flow model which requires several assumptions, including future sales growth and operating margin levels as well as assumptions regarding future industry-specific market conditions. Parker-Hannifin regularly prepares discrete operating forecasts and uses these forecasts as the basis for the assumptions in the discounted cash flow analysis. Within the discounted cash flow models, Parker-Hannifin uses a discount rate, commensurate with its cost of capital but adjusted for inherent business risks, and an appropriate terminal growth factor. The market-based valuation performed for each reporting unit includes an analysis consisting of market-adjusted multiples based on key data points for guideline public companies. The Business is a part of Parker-Hannifin’s aerospace reporting unit and the annual impairment tests performed in fiscal years 2022 and 2021 resulted in no impairment loss being recognized. Trade accounts receivable, net Trade accounts receivable are initially recorded at their net collectible amount and are generally recorded at the time the revenue from the sales transaction is recorded. We evaluate the collectability of our receivables based on historical experience and current and forecasted economic conditions based on management's judgment. Additionally, receivables are written off to bad debt when management makes a final determination of uncollectability. Historically, the Business has experienced an insignificant amount of uncollected accounts receivable. As such, the Business has determined that the estimated allowance for bad debt is insignificant for the years ended June 30, 2022 and 2021.

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Notes to the Combined Financial Statements 10 Plant, Equipment and Depreciation Plant and equipment are recorded at cost and are depreciated principally using the straight-line method for financial reporting purposes. Depreciation rates are based on estimated useful lives of the assets, generally 40 years for buildings, 15 years for land improvements and building equipment, seven to 10 years for machinery and equipment, and three to eight years for vehicles and office equipment. Improvements, which extend the useful life of property, are capitalized, and maintenance and repairs are expensed as incurred. We review plant and equipment for impairment whenever events or changes in circumstances indicate that their carrying value may not be recoverable. When plant and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the appropriate accounts and any gain or loss is included in current income. The Business did not identify any circumstances that would indicate the carrying value of plant and equipment may not be recoverable for the years ended June 30, 2022 or 2021, respectively. Stock-based Compensation Certain employees of the Business participate in the Parent’s stock-based compensation plans. Stock-based compensation expenses related to these plans were directly attributable to the Business based on participants within the Business. These costs are primarily recognized within the cost of sales caption on the Combined Statements of Income. See Note 6, Stock Incentive Plans, for additional information. Postemployment Benefit Plans Employees of the Business participate in various retirement plans sponsored by the Parent. These plans are shared amongst the Parent’s subsidiaries and businesses, including AWB, and include pension benefits, postretirement health care benefits, and defined contribution benefits. The Business’ combined financial statements reflect the pension plan of the Parent on a multi-employer basis. As a result, the assets and liabilities related to these plans are not reflected in the combined financial statements. We identified expenses related to the Business based on active participants. See Note 8, Postemployment Benefits, for additional information. Income taxes The provision for income taxes for AWB was calculated using a “separate return” method. Its operations were historically included in the income tax fillings of Parker-Hannifin. Income taxes are provided based upon income for financial reporting purposes. Tax credits and similar tax incentives are applied to reduce the provision for income taxes in the year in which the credits arise. If incurred, accrued interest and penalties related to unrecognized tax benefits are recognized in income tax expense. Deferred income taxes arise from temporary differences in the recognition of income and expense for tax purposes. A valuation allowance is recorded to reduce the carrying amount of deferred tax assets unless it is more likely than not that such assets will be realized. AWB’s current provision is the amount of tax payable or refundable based on its hypothetical, current-year separate return. See Note 7, Income Taxes for additional information. Net Parent Investment The Business’s equity on the Combined Balance Sheets represents Parker-Hannifin’s net investment in AWB and is presented as net parent investment in lieu of shareholder equity. The net parent investment account includes assets and liabilities that are maintained by Parker-Hannifin on behalf of the Business such as accrued liabilities related to corporate allocations, including administrative expenses for sales, finance, marketing, human resources and information technology.

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Notes to the Combined Financial Statements 11 Research and development costs Research and development costs are expensed as incurred. These amounts include costs incurred by the Business related to independent research and development initiatives. The core focus areas include electric products and weight reduction. Research and development costs amounted to $325 thousand in 2022 and $308 thousand in 2021. Research and development costs are recorded to cost of sales expense caption within the Combined Statements of Income. Recently adopted accounting standards In December 2019, the Financial Account Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2019-1 to simplify the accounting in Accounting Standards Codification (“ASC”) 740, Income Taxes. This guidance removes certain exceptions related to the approach for intraperiod tax allocation, the methodology for calculating income taxes in an interim period, and the recognition of deferred tax liabilities for outside basis differences. This guidance also clarifies and simplifies other areas of ASC 740. Certain amendments in this update must be applied on a prospective basis, certain amendments must be applied on a retrospective basis, and certain amendments must be applied on a modified retrospective basis through a cumulative-effect adjustment to equity in the period of adoption. This ASU was effective beginning in the first quarter of 2021. The adoption of this ASU did not have a significant impact on the Business’ combined financial statements and related disclosures. In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments. This ASU introduces a new current expected credit losses model, which applies to financial assets and certain other instruments that are not measured at fair value through net income subject to credit losses and measured at amortized cost, including held-to-maturity securities and certain off-balance sheet credit exposures. The amendments in this ASU were adopted for fiscal years beginning on July 1, 2020, including interim periods within those fiscal years. The adoption of this ASU did not have a significant impact on the Business’ combined financial statements and related disclosures. From time to time, new accounting pronouncements are issued by the FASB or other standard setting bodies that are adopted by the Business as of the specified effective date. Except as discussed elsewhere in the notes to the combined financial statements, the Business did not adopt any new accounting pronouncements during the years ended June 30, 2022 and 2021. Recently issued accounting standards not yet adopted In November 2021, the FASB issued ASU 2021-10, Government Assistance (Topic 832): Disclosures by Business Entities about Government Assistance, which requires business entities to disclose information about certain government assistance they receive. Such disclosure requirements include the nature of the transactions and the related accounting policy used, the line items on the balance sheet and income statement that are affected and the amounts applicable to each financial statement line item and significant terms and conditions of the transactions. ASU 2021-10 is effective for annual periods beginning after December 15, 2021, however early adoption is permitted. The guidance may be applied either prospectively to all in-scope transactions that are reflected in the combined financial statements at the date of initial application and to new transactions that are entered into after the date of initial application, or retrospectively. The Business is currently evaluating the impact this guidance will have on its combined financial statements and does not expect it to be material.

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Notes to the Combined Financial Statements 12 Note 3 - Inventories, net Inventories are stated at the lower of cost or net realizable value using the first-in, first-out (“FIFO”) method. The inventories caption in the Combined Balance Sheets is comprised of the following components: As of June 30, (Dollars in thousands) 2022 2021 Raw material $ 612 $ 600 Work in process 5,857 4,442 Finished products 492 354 Inventory reserve (178) (526) Total $ 6,783 $ 4,870 Note 4 - Plant, Equipment and Depreciation The plant and equipment caption in the Combined Balance Sheets is comprised of the following components: As of June 30, (Dollars in thousands) 2022 2021 Land and land improvements $ 268 $ 268 Building & building improvements 3,577 3,577 Machinery & equipment 7,483 7,889 Construction in progress 824 60 Plant and equipment, gross $ 12,152 $ 11,794 Accumulated depreciation (9,745) (9,725) Plant and equipment, net $ 2,407 $ 2,069 Depreciation expense was $434 thousand and $490 thousand for the years ended June 30, 2022 and 2021, respectively. Depreciation expense is included in cost of sales in the Combined Statements of Income. Note 5 -Revenue Recognition Revenue is derived primarily from the sale of products in the Aerospace and Defense market. The majority of the Business’s revenues are recognized at a point in time. The Business accounted for revenue of approximately $1,056 thousand and $1,575 thousand related to over time contracts for the years ended June 30, 2022 and 2021, respectively. Disaggregation of revenue Revenue from contracts with customers is disaggregated by geographic location. The Business operates as one segment. Contracts consist of individual purchase orders for standard product, blanket purchase orders and production contracts. Blanket purchase orders are often associated with individual purchase orders and have

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Notes to the Combined Financial Statements 13 terms and conditions which are subject to a master supply or distributor agreement. Individual production contracts, some of which may include multiple performance obligations, are typically for products manufactured to the customer's specifications. Total revenues by geographic region based on the customers operation's location: For the years ended June 30, (Dollars in thousands) 2022 2021 North America $ 59,011 $ 54,888 Europe 12,493 11,105 Asia Pacific 107 91 Latin America 467 190 Africa 16 - Total $ 72,094 $ 66,274 The majority of revenues from the Business are generated from sales to customers within North America. Contract balances Contract assets and contract liabilities are reported on a contract-by-contract basis. Contract assets reflect revenue recognized and performance obligations satisfied in advance of customer billing. Contract liabilities relate to payment received in advance of the satisfaction of performance under the contract. Payments from customers are received based on the terms established in the contract with the customer. Total contract assets and contract liabilities are as follows: As of June 30, (Dollars in thousands) 2022 2021 Contract assets, current $ 125 $ 253 Contract assets, noncurrent 1,221 1,181 Total contract assets $ 1,346 $ 1,434 Contract liabilities, current (867) (1,620) Contract liabilities, noncurrent (161) (24) Total contract liabilities $ (1,028) $ (1,644) Contract liabilities at June 30, 2022 decreased from the prior year amount due to a decrease in the receipt of advance payments. Contract assets at June 30, 2022 decreased from the prior year amount due to a slight reduction in the satisfaction of performance obligations prior to customer billings. During fiscal year 2022, approximately $987 thousand of revenue was recognized that was included in the contract liabilities at June 30, 2021. The contract liabilities are included in the other accrued liabilities caption within the Combined Balance Sheets.

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Notes to the Combined Financial Statements 14 Concentrations of risk The Business had net sales to three individual customers which totaled 38% and 41% of their total net sales for the years ended June 30, 2022 and 2021, respectively. Revenue earned from each customer as a percentage of net sales is as follows: For the years ended June 30, 2022 2021 Customer A 18% 22% Customer B 11% 5% Customer C 9% 14% No other customer represented more than 10 percent of net sales. Remaining performance obligations Our backlog represents written firm orders from a customer to deliver products and, in the case of blanket purchase orders, only includes the portion of the order for which a schedule or release has been agreed to with the customer. We believe our backlog represents our unsatisfied or partially unsatisfied performance obligations. Backlog at June 30, 2022 was $57,479 thousand, of which approximately 87 percent is expected to be recognized as revenue within the next 12 months and the balance thereafter. Note 6 – Stock Incentive Plans The Parent has stockholder approved plans which provide for granting equity awards, including stock appreciation rights (SARs), restricted stock units (RSUs), and long-term incentive performance plan (LTIP) to select employees to provide long-term performance incentives to its employees, including employees specific to the Business. All stock-based compensation plans are managed on a consolidated basis by the Parent. Share based compensation expense recognized by the Business was $103 thousand in 2022 and $117 thousand in 2021. The share-based compensation expense recognized for the period is classified as a cost of sales in the Combined Statements of Income. Note 7 – Income Taxes Income before income taxes was derived from the following sources: For the years ended June 30, (Dollars in thousands) 2022 2021 United States $ 26,079 $ 22,993 Foreign - - Total $ 26,079 $ 22,993

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Notes to the Combined Financial Statements 15 The income tax expense /(benefit) includes the following: For the years ended June 30, (Dollars in thousands) 2022 2021 Federal: Current $ 5,499 $ 4,853 Deferred (528) (501) State and local: Current 318 281 Deferred (30) (29) Total income tax expense $ 5,259 $ 4,604 A reconciliation of the effective income tax rate to the statutory federal rate follows: For the years ended June 30, 2022 2021 Statutory federal income tax rate 21.00% 21.00 % State and local income taxes 0.87% 0.87 % Foreign derived intangible income deduction (1.25) % (1.38) % Research tax credit (0.31) % (0.36) % Other (0.15) % (0.10) % Effective income tax rate 20.16% 20.03 % Significant components of deferred tax assets and liabilities are: As of June 30, (Dollars in thousands) 2022 2021 Deferred tax assets: Retirement benefits $ 2 $ 11 Other liabilities and reserves 116 112 Long-term contracts 1,141 704 Stock-based compensation 19 11 Inventory 255 190 Total deferred tax assets $ 1,533 $ 1,028 Deferred tax liabilities: Depreciation and amortization (38) (90) Total deferred tax liabilities $ (38) $ (90) Net deferred tax asset $ 1,495 $ 938

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Notes to the Combined Financial Statements 16 As of June 30, 2022, and 2021, AWB had no material unrecognized tax benefits under the separate return approach. It is not anticipated that the amount of unrecognized tax benefits will significantly increase or decrease in the next twelve months. Parker-Hannifin files income tax returns in the United States and is subject to examination by taxing authorities in the normal course of business. The Parent is open to assessment of U.S. federal income tax returns by the Internal Revenue Service for years after 2013. Note 8 – Postemployment Benefits AWB recognized net periodic benefit costs of $200 thousand and $573 thousand for the years ended June 30, 2022 and 2021, respectively. These figures do not represent cash payment to the Parent for its plan. Service-related expense is included in the cost of sales and selling, general and administrative expense captions while non-service expense is included in the other expense (income), net caption within the Combined Statements of Income. Note 9 – Transactions with Affiliated Parties Parker-Hannifin and its subsidiaries provide a variety of corporate services to the Business, such as sales, finance, marketing, human resources and information technology. To the extent that costs were not directly attributable to the Business, those costs were allocated based on specific metrics correlated with the nature of these services (e.g., employee headcount, net sales, etc.). The Business includes the following allocated amounts: For the years ended June 30, (Dollars in thousands) 2022 2021 Corporate allocation $ 3,672 $ 3,483 Royalty expense 999 963 Total $ 4,671 $ 4,446 Corporate allocated expenses are included in cost of sales and selling, general and administrative captions in the Combined Statements of Income. Royalty expense allocated to the Business is included in the other income and expense caption. Although it is not practicable to estimate what such costs would have been if it had operated as a separate entity, the Business considers such allocations have been made on a reasonable basis. Net transactions with Parker-Hannifin are reflected on the Combined Statements of Changes in Net Parent Investment. This includes direct and allocated charges from the Parent to the Business. Note 10 – Contingencies Various lawsuits, claims, and proceedings have been or may be instituted or asserted against AWB, including those pertaining to environmental, safety and health, commercial, tax, product liability, employment, and employee and retiree benefit matters, and other actions and claims arising out of the normal course of business. While the amounts claimed in these other matters may be substantial, the ultimate liability is not readily determinable because of the considerable uncertainties that exist. Accordingly, it is possible that the Business’ liquidity or results of operations in a particular period could be materially affected by one or more of these other matters. However, based on facts currently available, management is not aware of any pending or asserted lawsuits, claims or proceedings that would have a material adverse effect, individually or in the aggregate, on the financial position.

Aircraft Wheel and Brake Business (A Carve-Out Business of Parker-Hannifin Corporation) Notes to the Combined Financial Statements 17 Note 11 - Goodwill The $48,242 thousand of goodwill attributable to AWB as of June 30, 2022 and 2021 is based on the relative fair value approach performed in accordance with ASC 350-20-40-3, Intangibles-Goodwill and Other. The Business represents a portion of the Parent’s reporting unit and the fair value is as of the acquisition date. The reporting unit’s goodwill is attributed to AWB based on their proportion of fair value between the reporting unit and the Business. The Parent tests goodwill for impairment at the reporting unit level on an annual basis as of December 31, or more frequently if changes in facts and circumstances indicate that impairment in the value of goodwill may exist. The Business did not record impairment expense or identify indicators of impairment for the years ended June 30, 2022 or 2021. See Note 2, Significant Accounting Polices for additional information on significant estimates for goodwill impairment. Note 12 - Subsequent Events Subsequent events have been evaluated through September 9, 2022, the date these combined financial statements were available to be issued. No events were identified that would require accrual or disclosure in these combined financial statements.